UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2018 (May 29, 2018)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203, Purchase, New York, 10577

(Address of principal executive offices)    (Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2018, Teladoc, Inc. (the “Company”) and Best Doctors International Insurance S.à r.l., an indirect wholly owned subsidiary of the Company (the “Purchaser”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with various sellers party thereto (the “Sellers”), pursuant to which the Purchaser agreed to acquire Advance Medical Health-Care Management Services, S.A. (“Advance Medical”, and such acquisition, the “Transaction”).  On May 31, 2018, the Company and the Purchaser completed the Transaction.

The Transaction was accomplished by means of a purchase of all of the equity interests of Advance Holdco Limited (“AHL”) and all of the equity interests of Advance Medical (other than the equity interests of Advance Medical held by AHL).  The consideration paid in the Transaction consisted of (a) approximately $292 million in cash and (b) 1,344,387 shares of common stock of the Company (the “Shares”).  The number of Shares was determined by dividing $60 million by $44.63, which was the volume-weighted average trading price on the New York Stock Exchange for one share of the common stock of the Company for the thirty five full trading days ending on May 25, 2018.

The Purchase Agreement contains customary representations, warranties and covenants of the Purchaser, the Company and the Sellers.  The parties have agreed to indemnify each other for certain breaches of representations, warranties and covenants.

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto. The Purchase Agreement and the above description have been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Purchase Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement as statements of factual information.

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Shares were issued in a private placement pursuant to the terms of the Purchase Agreement, and may only be offered or sold pursuant to an effective registration statement or an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company issued the Shares at the closing of the Transaction. The issuance of the Shares was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506 promulgated under Regulation D under the Securities Act.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on June 4, 2018 announcing the closing of the Transaction. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation to be used by the management team of the Company in a presentation to investors (the “Investor Presentation”). The Company intends to post the Investor Presentation in the “Investor Relations” section of its website at http://www.teladoc.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
The following exhibit is filed as part of this Current Report:
2.1	Share Purchase Agreement, dated as of May 29, 2018, by and among Teladoc, Inc., Best Doctors International Insurance S.à r.l. and the Sellers party thereto*
The following exhibits are furnished as part of this Current Report:
99.1	Press Release issued by Teladoc, Inc., dated June 4, 2018
99.2	Investor Presentation, dated June 4, 2018

*     Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, Advance Medical, the acquisition of Advance Medical and other matters. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of the Company and Advance Medical. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the acquisition of Advance Medical, including integration risks, exposure to international operations and failure to achieve the anticipated benefits of the acquisition; (ii) changes in laws and regulations applicable to our business model; (iii) changes in market conditions and receptivity to our services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; and (vi) changes to our abilities to recruit and retain qualified providers into our network.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: June 4, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary